Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 of Cardtronics, Inc. (“Cardtronics”) as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2008 (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics as of the dates and for periods presented as required by such Report.

Date: March 28, 2008	By: /s/ Jack Antonini

Jack Antonini President and Chief Executive Officer

Date: March 28, 2008	By: /s/ J. Chris Brewster

J. Chris Brewster Chief Financial Officer